SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 5, 2016

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336

(Address of principal executive offices)

+86 21 64748888

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On July 5, 2016, Jubilant Flame International, LTD (the "Registrant" or the 'Company") was notified by Pritchett, Siler & Hardy PC ("PSH"), that the firm resigned as the Registrant's independent registered public accounting firm. PSH was engaged by the Company on December 15, 2015.  Except as noted in the paragraph immediately below, the reports of PSH on the Company's financial statements for the year ended February 29, 2016 and for the period then ended did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The decision to change accountants was approved by the Registrant's board of directors.

The report of PSH on the Company's financial statements as of and for the year ended February 29, 2016 contained explanatory paragraphs which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has negative working capital that raises doubt about its ability to continue as a going concern.

During the engagement period from December 15, 2015 through July 5, 2016, the Company has not had any disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PSH's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such periods.

During the engagement period from December 15, 2015 through July 5, 2016, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PSH with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from PSH is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On July 5, 2016 (the "Engagement Date"), the Company engaged Thayer O'Neal Company LLC ("Thayer O'Neal") as its independent registered public accounting firm for the Company's fiscal year ended February 28, 2017. The decision to engage Thayer O'Neal as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Thayer O'Neal regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Thayer O'Neal concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Pritchett, Siler & Hardy PC regarding change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, LTD

Dated: July 13, 2016	By:	/s/ Yan Li
Yan Li
Chief Executive Officer

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